Exhibit 24

LIFE TIME FITNESS, INC.

Power of Attorney
of Director and/or Officer

      The undersigned director and/or officer of Life Time Fitness, Inc., a Minnesota corporation, does hereby make, constitute and appoint Michael R. Robinson and Eric J. Buss, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 8th day of March, 2005.

/s/ Bahram Akradi

Bahram Akradi

LIFE TIME FITNESS, INC.

Power of Attorney
of Director and/or Officer

      The undersigned director and/or officer of Life Time Fitness, Inc., a Minnesota corporation, does hereby make, constitute and appoint Michael R. Robinson and Eric J. Buss, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 10th day of March, 2005.

/s/ Timothy C. DeVries

Timothy C. DeVries

LIFE TIME FITNESS, INC.

Power of Attorney
of Director and/or Officer

      The undersigned director and/or officer of Life Time Fitness, Inc., a Minnesota corporation, does hereby make, constitute and appoint Michael R. Robinson and Eric J. Buss, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 9th day of March, 2005.

/s/ James F. Halpin

James F. Halpin

LIFE TIME FITNESS, INC.

Power of Attorney
of Director and/or Officer

      The undersigned director and/or officer of Life Time Fitness, Inc., a Minnesota corporation, does hereby make, constitute and appoint Michael R. Robinson and Eric J. Buss, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of March, 2005.

/s/ Guy C. Jackson

Guy C. Jackson

LIFE TIME FITNESS, INC.

Power of Attorney
of Director and/or Officer

      The undersigned director and/or officer of Life Time Fitness, Inc., a Minnesota corporation, does hereby make, constitute and appoint Michael R. Robinson and Eric J. Buss, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 9th day of March, 2005.

/s/ David A. Landau

David A. Landau

LIFE TIME FITNESS, INC.

Power of Attorney
of Director and/or Officer

      The undersigned director and/or officer of Life Time Fitness, Inc., a Minnesota corporation, does hereby make, constitute and appoint Michael R. Robinson and Eric J. Buss, and either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

      IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 8th day of March, 2005.

/s/ Stephen R. Sefton

Stephen R. Sefton